UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 22, 2019

Intelligent Systems Corporation
(Exact Name of Registrant as Specified in Charter)

Georgia	001-09330	581964787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4355 Shackleford Road, Norcross, Georgia 30093
(Address of Principal Executive Offices) (Zip Code)

(770) 381-2900
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2019, Karen J. Reynolds resigned as the Registrant’s Chief Financial Officer, Vice President and Corporate Secretary effective January 22, 2019. The Board of Directors has appointed Matthew A. White as the Registrant’s new Chief Financial Officer, Vice President and Corporate Secretary effective January 22, 2019. Ms. Reynolds is expected to continue as an advisor with the Registrant in a non-officer role during the transition.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1. Press release dated January 22, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intelligent Systems Corporation

Date: January 22, 2019	By:	/s/ J. Leland Strange
J. Leland Strange
CEO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 22, 2019